LEGACY
Education Alliance, Inc.

Investor Presentation
January 2015
OTC Markets: LEAI
www.LegacyEducationAlliance.com

Disclaimer

This presentation contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties.

Words such as "anticipate," "assume," "believe," "estimate," "expect," "goal," "intend," "plan," "project," "seek," "target," and variations of such words and similar expressions are intended to identify forward-looking statements.

Such forward-looking statements are subject to certain risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed by the forward-looking statements, including, but not limited to, the following: general economic, industry and market sector conditions; the Company's future growth and the ability to obtain additional financing to implement the Company's growth strategy; the ability to anticipate and respond to industry trends and preferences; intense competition.

In evaluating these statements, you should carefully consider these risks and uncertainties and those described under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings, including 8-K filing with the Securities and Exchange Commission on November 10, 2014 and amendments filed subsequent thereto.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Executive Summary

Legacy Education Alliance, Inc. is a leading provider of educational training seminars, conferences and services.

THE VISION:

Founded in 1996 to provide quality professional education enrichment in the areas of real estate investing, financial instruments and personal finance with the goal of empowering its students with real-world, practical knowledge.

THE PROOF:

2014 YTD Thru 9/30/14

Revenue +16% (year-over-year) to $75.0 million and Net Income of $7.4 million

900,000+ people have participated in its Rich Dad Education Workshops and Seminars since 2006

Investment Highlights

Proven Demand & Business Model

- +16% (year-over-year) to $75.0 Million Revenue YTD 2014 Thru 9/30/14
- $84-85 Million Revenue in 2012-2013
- 900,000+ People in Rich Dad Education Workshops and Seminars Since 2006

Market Opportunity & Growth Plans

- International Expansion
- Online/On-Demand
- U.S. Acquisitions

Proprietary Offerings

- Intellectual Property
- Licensing Agreements

Attractive Valuation

- 0.13X Revenue Multiple Thru 9/30/14
- 1.7X Income from Operations Thru 9/30/14
- 20% Insider Ownership via Entity that Maintains Majority Control

Philosophy

Provide practical, high-quality and value-based training, conferences, publications, technology-based tools and mentoring to help customers become financially knowledgeable and elevate the financial well-being of people from all walks of life

- Teams of trainers, mentors, coaches
- Practical hands-on experience
- Rigorous instruction
- Proprietary, content-rich advanced training courses

The Brands

Real Estate Investing, Financial Instrument Investing, Entrepreneurship, Personal Finance

RICH DAD. EDUCATION

TradeUP investor education

GREATEST Potential Business and Life Summit Life Changing Event

REAL OPTIONS MASTERS™ IN CONJUNCTION WITH INVESTOR'S BUSINESS DAILY

BRICK BUY BRICK

Making Money From Property by Martin Roberts

IW THE INDEPENDENT WOMAN™

WIW™ WOMEN IN WEALTH

TEACH ME TO TRAD£

ROBBIE FOWLER PROPERTY ACADEMY

DARE TO BE RICH

PROPERTY INVESTOR 360° THE DEFINITIVE GUIDE TO SUCCESSFUL PROPERTY INVESTING

BETTERTRADES

Rich Dad Education

Flagship Brand

Based on the teachings of Robert Kiyosaki, entrepreneur, investor, educator and author of bestseller *Rich Dad Poor Dad* . Our services are delivered through various channels that include live courses, online trainings, coaching, mentoring programs, and multi-media products that impart skills and knowledge in real estate investing, financial instrument investing (stocks, bonds, etc.), entrepreneurship and personal finance.

RICH DAD® EDUCATION

Licensing Agreements

Proprietary Offerings
Intellectual Property

- Rich Dad
- Robbie Fowler
- Martin Roberts

- Training materials
- Trade names
- Service marks
- Copyrights

Multi-Channel Delivery Methods

Real Estate Investing, Financial Instrument Investing, Entrepreneurship, Personal Finance

- Workshops and Seminars
- Symposiums
- Conferences
- Online
- On-Demand

Strategy

Helping People Take Control of Their Financial Futures

- Development of the International market
- Continued development of U.S. business
- Security and longevity of our brands
- Fulfilling our customer obligations
- Enhanced eLearning
- Consistent quality assurance
- Continued professional development

Growth Strategy

Opportunities for 2015-2016

- International
- Online
  - Untapped new media area
  - Improved technology, bandwidth and delivery methods
- Additional Brands via Internal Development and Acquisitions

Revenue – Proven Business Model


Revenue
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2012
2013
2013 9 Months
2014 9 Months
in 000s

Geographic Breakdown

International Expansion Opportunities for 2015-2016


Percentage
U.S.
Canada
U.K. & Other

Net Income


Net Income
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$(2,000)
$(4,000)
$(6,000)
$(8,000)
2012
2013
2013 (9 Months)
2014 (9 Months)
in 000s

Management Team

Anthony Humpage – Chief Executive Officer & Director

Mr. Humpage has served as our Chief Executive Officer and Director since November 10, 2014 and a director of Legacy since November 10, 2014. Mr. Humpage has been the CEO of our predecessor since September 4, 2012 and has been a member of the Board of Directors of our predecessor since May 23, 2012. Mr. Humpage was also Chief Financial Officer of the Rich Dad Operating Company, LLC until he resigned on March 11, 2014. Rich Dad Operating Company, LLC licenses its Rich Dad® brand to Legacy for financial education programs on an exclusive worldwide basis. Mr. Humpage was previously Executive Vice President and Chief Financial Officer of Government Liquidation, the leading online auction website for federal government surplus and scrap assets, from 1998 to 2011. Earlier in his career, he worked in the construction materials, manufacturing and professional service industries specializing in early-stage and troubled organizations. A certified public accountant and a British chartered accountant, Mr. Humpage holds a MBA Finance degree from Western International University (1995).

Charles Kuehne – Executive Vice President & Chief Financial Officer

Mr. Kuehne has served as our Executive Vice President and Chief Financial Officer since November 10, 2014. Mr. Kuehne has served as the Executive Vice President and Chief Financial Officer of our predecessor since August 15, 2011, and served as Interim Chief Financial Officer of our predecessor from October 2010 to August 2011. Prior to joining the Company, Mr. Kuehne served as an independent financial consultant for two years, providing executive-level financial management consulting services primarily to manufacturing companies owned by private equity firms. Between August 1998 and June 2008, he held various corporate controller, accounting, auditing and financial reporting positions with Platinum Equity, a private equity firm, and its portfolio companies, including President and Chief Financial Officer of Data2Logistics (May 2003 – June 2008), Vice President of Transactions Support and Chief Financial Officer for Acquisitions (August 1998 – April 2003), and Chief Financial Officer of Milgo Solutions (August 1998 – October 2001). Mr. Kuehne is a Certified Public Accountant and holds an M.B.A. from Nova Southeastern University (1996) and a B.A. in Business Administration from Ohio University (1974).

Management Team

Iain Edwards – Chief Operating Officer

Mr. Edwards has served as our Chief Operating Officer since November 10, 2014. Mr. Edwards has served as the Chief Operating Officer of our predecessor since May 2013. Mr. Edwards joined the Company in 2002 as general manager of our U.K. office, and was promoted to U.K. Managing Director in 2004 and to President of International Operations in 2006. From 1997 until 2002, Mr. Edwards worked for and subsequently owned Jongor Limited, a single London Depot operation. Between 1991 and 1997, Mr. Edwards served time in the British Army in various capacities. Mr. Edwards holds a B.A. in Business Studies from the University of Greenwich, London (1991).

James E. May – Chief Administrative Officer & General Counsel

Mr. May has served as our Chief Administrative Officer and General Counsel since November 10, 2014. Mr. May has served as the Chief Administrative Officer of our predecessor since September 2009, and as the General Counsel of our predecessor since May 2009. Mr. May joined the Company in June 2007 as Assistant General Counsel. In his current role he is responsible for the Company's Legal, Human Resources, Compliance, and IT/IS functions. Prior to joining the Company, he held the position of Associate General Counsel with Gateway Computers, where he was, at various times, the chief legal counsel for the Gateway Country Stores retail division and for the Business and Government Sales division, where he managed the Contract Management organization. Prior to that, he was Vice President, Deputy General Counsel with Blockbuster Videos, Inc. in Ft. Lauderdale, Florida and Dallas, Texas where he was the chief legal counsel for domestic store operations, including litigation management. Mr. May has a B.A. degree from American University (1981) and a J.D. degree from Catholic University Law School (1984).

Board of Directors

Murray Indick – Chairman of the Board of Directors

Mr. Indick has served as the Chairman of our Board of Directors since November 10, 2014. Mr. Indick has served as the Chairman of the Board of Directors of our predecessor since November 2007. Mr. Indick is Senior Counsel with Crowell & Moring, LLP, an international law firm. Mr. Indick co-founded Prides Capital Partners, LLC ("Prides Capital"), an investment firm specializing in strategic block, active ownership investing in the small- and micro-cap arena, in March 2004. Prior to joining Prides Capital, Mr. Indick was partner/general counsel at Blum Capital, which he joined in 1997. Mr. Indick earned a B.A. from the University of Pennsylvania (1981) and a law degree from the Georgetown University Law Center (1984). Mr. Indick also served as a director of Ameritrans Capital Corporation, a lender to and investor in small businesses, a public portfolio company of Prides Capital until September 2011. Mr. Indick presently serves on the board of directors of privately held businesses.

James Bass – Director

Mr. Bass has served as a Director since November 10, 2014, and as a director of our predecessor since May 3, 2010. From September 2005 to June 2009, Mr. Bass served as the Chief Executive Officer and a director of Piper Aircraft, Inc., a general aviation manufacturing company. He served as the Chief Executive Officer and a director of Suntron Corporation, a provider of high mix electronic manufacturing services, from its incorporation in May 2001 until May 2005, and as Chief Executive Officer of EFTC Corporation, a subsidiary of Suntron Corporation, from July 2000 until April 2001. From 1992 to July 2000, Mr. Bass was a Senior Vice President of Sony Corporation. Prior to that, Mr. Bass spent 15 years in various manufacturing management positions at the aerospace group of General Electric Corporation. Since September 2000, Mr. Bass has served on the Board of Directors of TTM Technologies, Inc., a manufacturer of complex printed circuit boards used in sophisticated electronic equipment, where he serves as Chairman of the Compensation Committee. Additionally, since October 2010, Mr. Bass has been a director at Mercury Computer Systems, a provider of open, commercially developed, application-ready, multi-INT subsystems for the Intelligence, Surveillance and Reconnaissance (ISR) market. Mr. Bass holds a B.S.M.E. degree from Ohio State University (1979).

Marc Scholvinck – Director

Mr. Scholvinck has served as a Director since November 10, 2014, and as a director of our predecessor since December 2013. Until April 2013, Mr. Scholvinck was Managing Partner and Chief Financial Officer of Blum Capital Partners, a private equity firm specializing in investments in both public and private companies. As Chief Financial Officer for Blum Capital, Mr. Scholvinck had responsibility for the firm's operations group including finance, tax, accounting reporting activities, and risk management. Prior to initially joining Blum Capital in 1991, Mr. Scholvinck was a Senior Manager in the Capital Markets Services Group of Deloitte & Touche, responsible for merger and acquisition services for international and North American clients and for audit services for financial institutions. Mr. Scholvinck was previously a Senior Manager at Touche Ross & Co. in Cape Town, South Africa. He is former Director of Suntron Corporation, Monroc, Inc. and Willig Freight Lines. Mr. Scholvinck is a Chartered Accountant and holds a Bachelor of Commerce (Honors) degree from the University of Cape Town (1980).

Corporate Information

Attorney
Herrick, Feinstein
2 Park Avenue
New York, NY 10016
p212-592-1400

Auditor
MaloneBailey
9801 Westheimer Road, Suite 1100
Houston, TX 77042
p713-343-4286

Transfer Agent
VStock Transfer
18 Lafayette Place
Woodmere, NY 11598
p212-828-8436

Corporate
1612 E. Cape Coral Parkway
Cape Coral, FL 33904
p239-542-0643

OTC Markets: LEAI

www.LegacyEducationAlliance.com

LEGACY
Education Alliance, Inc.

Investor Relations
Hayden IR
Stephen Hart
hart@haydenir.com
p917-658-7878

Media Relations
Dian Griesel Int'l
Enrique Briz
ebriz@dgicomm.com
p212-825-3210